As filed with the Securities and Exchange Commission on June 27, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 25, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events

     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 1997:


Florida Progress issued an Investor News report dated June 25, 1997 regarding the Florida Public Service Commission's approval of a buy-down of another Florida Power cogen contract. A copy of this report is being filed herewith as
Exhibit 99.(a).

Florida Progress also issued an Investor News report dated June 26, 1997, regarding the Florida Public Service Commission's approval of the replacement fuel settlement agreement, which is filed herewith as Exhibit 99.(b).


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Corporation Investor News report dated June 25, 1997 regarding the FPSC's approval of a buy-down of another Florida Power cogen contract.

99.(b) Florida Progress Corporation Investor News report dated June 26, 1997 regarding the FPSC's approval of the replacement fuel settlement agreement.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION


                                              /s/Jeffrey R. Heinicka
                                          By:____________________________
                                              Jeffrey R. Heinicka
                                              Senior Vice President and
                                              Chief Financial Officer
                                              of each Registrant



Date:  June 26, 1997

                               EXHIBIT INDEX



Exhibit No.            Description of Exhibit

99.(a) Florida Progress Corporation Investor News report dated June 25, 1997 regarding the FPSC's approval of a buy-down of another Florida Power cogen contract.

99.(b) Florida Progress Corporation Investor News report dated June 26, 1997 regarding the FPSC's approval of the replacement fuel settlement agreement.